EXHIBIT 10.18

GARDENBURGER, INC.----1998 PROPOSED EXECUTIVE ANNUAL INCENTIVE PLAN
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The proposed executive bonus plan for 1998 continues to support the organization's strategy of branding the category and achieving optimal sales growth through national distribution in the retail and food service channels.

The 1998 executive bonus plan focuses on achieving sales targets in the retail and food service channel. Executives responsible for overall corporate management are held accountable for overall sales objectives.

-- Each executive has a target award opportunity which pays out if target performance is achieved.

               -----------------------------------------------------
               CEO                                55% of base salary
               Retail/food service managers       45%
               Corporate staff                    45%
               -----------------------------------------------------

-- The award opportunity is focused on achievement of sales growth and strategic initiatives.

     -- Up to 25% of the target award is based on achievement of key strategic objectives that vary by position.

     -- 75% of the award at target is based on sales growth. This portion of the award is uncapped; an unlimited payout is possible based on actual results.

-- Following is the target award opportunity by executive (assuming current base salary levels).

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                  CURRENT               TARGET SALES   INDIVIDUAL
                    BASE                GROWTH AWARD      AWARD       TOTAL
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CEO    Hubbard    $280,000    55.0%        $115,500      $38,500      $154,000
CCO    Wenner      164,000    45.0%          55,350       18,450        73,800
CFO    Dietz       145,000    45.0%          48,940       16,310        65,250
HR     Brown       100,000    45.0%          33,750       11,250        45,000
RD     Traband     110,000    45.0%          37,125       12,375        49,500
SC     Linford     145,000    45.0%          48,940       16,310        65,250
FS     Monahan     120,000    45.0%          40,500       13,500        54,000
FSM    Crandall    100,000    45.0%          33,750       11,250        45,000
FSS    Endicott     95,000    45.0%          32,060       10,690        42,750
RM     Dillon      145,000    45.0%          48,940       16,310        65,250
RTM    Elenz       138,000    45.0%          46,575       15,525        62,100
RS     Gates       135,000    45.0%          45,560       15,190        60,750
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Total                         46.7%                                    782,650
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--   A circuit breaker of $11.1 million operating loss will ensure no awards are paid below a minimally acceptable level of performance. This measn that regardless of sales growth achieivement or individual achievement, no awards incentive will be paid if the operating loss is greater than $11.1 million.

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--   The pay/performance schedules for the retail and food service channel follow. The sales growth portion of corporate awards is based on a weighted average roll-up of these two channels.


               Retail                                  Food Service
               ------                                  ------------

                    Percent of Target                          Percent of Target
Sales Growth*         Award Earned*           Sales Growth*       Award Earned*
-------------       -----------------         -------------    -----------------

    -25%                    0%                    -10%                0%
     25%                   20%                     10%               20%
   40.4%                   60%                   13.1%               60%
   55.8%                  100%                   14.7%               80%
   73.5%                  140%                   16.3%              100%
   82.3%                  160*                   29.8%              140%
    100%                  200%                   36.5%              160%
                                                   50%              200%
          (unlimited)                                    (unlimited)


     [graphs to represent above]                  [graphs to represent above]